UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

IFX Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-15187	36-3399452
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

IFX Corporation

15050 NW 79th Court

Miami Lakes, Florida 33016

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

(305) 512-1100

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 7, 2003, IFX Corporation issued a press release regarding stockholder approval of a “going private” proposal. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

Exhibit Number	Description of Exhibit
99.1	IFX Corporation Press Release, dated August 7, 2003, regarding stockholder approval of a “going private” proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFX Corporation

By: /s/ Michael Shalom

Michael Shalom,

Chief Executive Officer

Date: August 7, 2003

IFX CORPORATION

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	IFX Corporation Press Release, dated August 7, 2003, regarding stockholder approval of a “going private” proposal.